                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Sterigenics International Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 9th day of February, 1999.

SUMMIT VENTURES III, L.P.                             *
                                        -----------------------------
                                        E. Roe Stamps, IV
By: Summit Partners III, L.P.

By: Stamps, Woodsum & Co. III                         *
                                        -----------------------------
                                        Stephen G. Woodsum

    By:             *
       -----------------------------
       E. Roe Stamps, IV                              *
       General Partner                  -----------------------------
                                        Gregory M. Avis


SUMMIT INVESTORS II, L.P.                             *
                                        -----------------------------
                                         Martin J. Mannion


By: /s/ John A. Genest                  /s/ John A. Genest
   ---------------------------------    -----------------------------
    General Partner                     John A. Genest


SUMMIT PARTNERS III, L.P.                             *
                                        -----------------------------
                                        Bruce R. Evans
By: Stamps, Woodsum & Co. III

                                                      *
                                        -----------------------------
    By:             *                   Walter G. Kortschak
       -----------------------------
       E. Roe Stamps, IV
       General Partner

STAMPS, WOODSUM & CO. III                             *
                                        -----------------------------
                                        Walter G. Kortschak


                               Page 18 of 29 Pages

By:             *                                     *
   -----------------------------        -----------------------------
    E. Roe Stamps, IV                   Thomas S. Roberts
    General Partner

                                        *By: /s/ John A. Genest
                                            -----------------------------
                                             John A. Genest,
                                             Attorney-in-Fact



----------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                               Page 19 of 29 Pages